                            SCHEDULE 14A INFORMATION
                 REVOCATION STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement (Revocation of Consent Statement) / / Confidential, for Use of the Commission Only (as permitted by
     Rule 14s-6(e)(2))
/ / Definitive Proxy Statement (Revocation of Consent Statement) / / Definitive Additional Materials
/x/  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            WASHINGTON MUTUAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14s-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transactions:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

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Q1 1997
-----------------------------------------------------------------------

UBS Securities Global Banking Conference
May 6, 1997


[LOGO] Washington Mutual



Washington Mutual, Inc.                                                        1
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--------------------------------------------------------------------------------
WAMU Profile
-----------------------------------------------------------------------

Size            - Largest Bank Headquartered in the
                  Pacific Northwest

Mission         - To Be the Premier Financial Services
                  Organization in the Western United States

Business        - Consumer Banking
Lines           - Small- to Mid-Size Commercial Banking
                - Annuities
                - Securities and Insurance Brokerage

Washington Mutual, Inc.                                                        2
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
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WAMU Profile
-----------------------------------------------------------------------

Description:    Financial Services Organization

Lines of        Consumer Banking, Small- to Mid-size
Business:       Commercial Banking, Investment and
                Insurance Products

Rank:           No. 1 Residential Mortgage Lender in
                Washington and Oregon;
                No. 2 in California

Washington Mutual, Inc.                                                        3
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--------------------------------------------------------------------------------

WAMU/GWF Pro Forma Profile - 3/31/97
-----------------------------------------------------------------------


                                 WAMU                   WAMU/GWF
                                 ----                   --------
Total Assets                    $46.1 bn                $88.5 bn

Total Deposits                  $24.3 bn                $52.5 bn

Equity/Assets                     5.27%                   5.31%

Locations                          590                    1,209

Households                       1.5 mm                   3.9 mm

Marketplace                  WA, OR, CA, UT,              + FL
                           ID, AZ, CO, NV, MT

Washington Mutual, Inc.                                                        4
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
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WAMU/GWF Pro Forma
-----------------------------------------------------------------------

Consumer Banking Operations


- Largest Bank Headquartered in the Northwest

- 427 Financial Centers with Deposits of $24.3 Billion/
  843 Financial Centers with Deposits of $52.5 Billion

- 102 Loan Offices; YTD Loan Originations of $3.5 Billion/
  305 Loan Offices; YTD Loan Originations of $5.7 Billion


  3/31/97

Washington Mutual, Inc.                                                        5
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--------------------------------------------------------------------------------

WAMU Profile
-----------------------------------------------------------------------

Key Strategies


- Expand Consumer Banking Franchise

- Maintain a High Quality Balance Sheet

- Improve Operating Efficiency

- Limit Sensitivity to Interest Rate Movements

Washington Mutual, Inc.                                                        6
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
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WAMU Profile
-----------------------------------------------------------------------

Five-Year Financial Targets: 1995 - 2000

                               Target             Results 3/31/97
                               ------             ---------------
- ROCE                         >18.00%                  19.42%

- Efficiency Ratio             <50.00                   49.1

- NPA/Total Assets              <1.00                    0.73

- LLR/NPA less REO            >100.00                  152.90

- One-Year Gap                <(10.00)                  (0.76)

- EPS Growth                    15.00

- WAMU Return/S&P 500         >100.00

- Common Equity/Assets          >5.00

Washington Mutual, Inc.                                                        7
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--------------------------------------------------------------------------------

Investment Strengths
-----------------------------------------------------------------------

Market Presence                 - Locations in 9 Western States
                                - Meaningful Market Position in WA, OR,
                                  UT and CA

Superior Consumer               - Successful Marketing Approach Focused
Strategy                          on Customer Acquisition and Cross-Selling

Expand Commercial               - Small- to Mid-Size Business
Banking

Strong Financial                - Continuing Strong Profitability
Condition                       - High Quality Balance Sheet

Demonstrated Track              - History of Successful Growth Through
Record                            Acquisitions
                                - Stock Market Outperformance

Washington Mutual, Inc.                                                        8
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
INVESTMENT STRENGTHS

Market Presence         -  Locations in 9 Western States
                        -  Meaningful Market Position in WA, OR, UT
                           and CA

Superior Consumer       -  Successful Marketing Approach Focused on
Strategy                   Customer Acquisition and Cross-Selling

Expand Commercial       -  Small- to Mid-Size Businesses
Banking

Strong Financial        -  Continuing Strong Profitability
Condition               -  High Quality Balance Sheet

Demonstrated Track      -  History of Successful Growth Through
Record                     Acquisitions
                        -  Stock Market Outperformance

Washington Mutual, Inc.                                                 9
-------------------------------------------------------------------------


MARKET PRESENCE
DISTRIBUTION NETWORK (AS OF 3/31/97)

                                             BANKING OPERATIONS

                                             Consumer Banking Locations:
                                                     Traditional Branches            343
                                                     In-Store Branches                84
                                                     Loan Centers                    102
                                                                                     ---
                                                                                     529
[MAP OF WESTERN UNITED STATES]
                                             Commercial Banking Locations:
                                                     Traditional Branches             50
                                                     Business Banking Centers         11
                                                                                      --
                                                                                      61

                                             Households Served                       1.5 mm(a)

                                             (a) As of 3/31/97



Washington Mutual, Inc.                                                10
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
MARKET PRESENCE - WAMU/GWF PRO FORMA

STRONG WEST COAST AND FLORIDA FRANCHISES

                                                                               Deposits         Deposit
                                                             State             ($B)(a)          Share         Rank
                                                             -----             --------         -------       ----
[MAP OF WESTERN UNITED STATES AND FLORIDA                    California         $34.6             9.2%          3
 SHOWING BRANCH LOCATIONS]                                   Washington           8.1            15.4%          2
                                                             Oregon               2.8            10.0%          3
o WAMU                                                       Florida              7.1             4.0%          5
- GWF                                                        Other States         0.6             N/A          N/A

Source:  SNL Securities
(a) June 30, 1996 deposit data updated for announced acquisitions through February 26, 1997

Washington Mutual, Inc.                                                 11
--------------------------------------------------------------------------


MARKET PRESENCE - WAMU/GWF PRO FORMA

NATIONAL CONSUMER ORIGINATION FRANCHISE

                     [MAP OF UNITED STATES]

                Mortgage        Consumer
                Loan            Finance
State           Offices         Locations               Great Western:
California        107              28                      Retail Mortgage
Washington         30               0                   *  Wholesale Mortgage
Oregon             13               0                  / / Aristar
Florida            20              35
Other States      123             439                   Washington Mutual:
                  ---             ---                   o Mortgage Loan Offices
  Total           293             502

Washington Mutual, Inc.                                                 12
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
MARKET PRESENCE

SFR LOAN ORIGINATION MARKET SHARE(a) - WAMU/GWF PRO FORMA


                                                  [BAR GRAPH]

                         WASHINGTON            OREGON          CALIFORNIA(b)          UTAH(c)
                         ----------            ------          -------------          -------
WAMU/GWF                    16.5%               11.4%              6.7%                6.4%
NOB                          6.5%                5.9%                                  6.1%
BAC                          4.0%                4.7%              8.8%
GDW                                                                3.0%
ZION                                                                                   4.8%

(a) Percent market share for YTD 12/31/96
(b) Includes first and second mortgages
(c) Includes Utah Federal Savings Bank and United Savings Bank (pro forma)

Washington Mutual, Inc.                                                 13
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MARKET PRESENCE

CONSUMER DEPOSIT MARKET SHARE - WAMU/GWF PRO FORMA(a)

                                                  [BAR GRAPH]

    WASHINGTON                        OREGON                      CALIFORNIA
    ----------                        ------                      -------------
BAC           15.8%                USBC     26.4%               BAC          16.1%
WAMU          14.5%                WFC      12.8%               WFC          10.9%
USBC          10.4%                WAMU      9.5%               WAMU/GWF      9.6%
KEY            9.6%                KEY       7.6%               AHM           8.0%
WFC            3.8%                BAC       7.0%               WORLD         5.0%


(a) Percent dollar volume as of 9/96
Note: Excludes government and noninterest-bearing accounts.

Washington Mutual, Inc.                                                 14
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
SUPERIOR CONSUMER STRATEGY - WAMU/GWF PRO FORMA

STRONG BUSINESS LINE FIT

o  Consumer Loan Products                 o  Business Banking Products
   o  Home Equity             WM             o  Small Business Lending       GW
   o  Consumer Finance            GW         o  Business Checking            GW
   o  Manufactured Housing    WM             o  Community Banking        WM
   o  Auto/Other              WM
                                          o  Retail Banking Products
o  Non-Banking Services                      o  Transaction Accounts     WM  GW
   o  Mutual Funds            WM  GW         o  Certificates/Savings         GW
   o  Annuities               WM  GW
   o  Securities Brokerage    WM  GW      o  Mortgage Lending
   o  Credit Insurance        WM  GW         o  Single Family            WM  GW
                                             o  Residential Construction WM
                                             o  Multi-Family             WM


Washington Mutual, Inc.                                                 15
--------------------------------------------------------------------------


MARKET PRESENCE

MARKETPLACE STRENGTHS

o  Pacific Northwest:  Strong Economic Base
   -- Well-diversified:  Manufacturing, Aerospace, Extractive Industries,
      Health Care, Agriculture and International Trade
   -- High Growth Industries:  Software, Biotech and High Tech

o  WA, OR, ID and UT Econonmic Growth Continues to Outpace the Nation
   -- 1989-1995 Per Capita Personal Income Growth Exceeded National Average

o  In 1996, California Led the Nation in Job Creation
   -- Biggest Gains in High Tech, Exports and Construction
   -- Broad-Based Recovery, Diminished Reliance on Defense


Washington Mutual, Inc.                                                 16
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

Market Presence
-----------------------------------------------------------------------

1997 Growth Estimates
                              Estimated     Population     Employment
                          Population (1996)   Growth         Growth
                          -----------------   ------         ------
                             (in Millions)

- Washington                     5.5            1.7%            3.2%

- Oregon                         3.2            1.8             3.2

- Utah                           2.0            2.2             4.6

- Idaho                          1.2            2.0             2.9
                                 ---            ---             ---

     Total                      11.9            1.8%            3.4%


- California                    32.4            1.3%            2.6%

- USA                          266.6            0.9             1.4

Sources: Western Blue Chip Economic Forecast - April 1997 (Individual States)
         US Census Bureau - Feb. 1997 (USA)

Washington Mutual, Inc.                                                       17
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Investment Strengths
-----------------------------------------------------------------------

Market Presence                 - Locations in 9 Western States
                                - Meaningful Market Position in WA, OR, UT
                                  and CA
---------------------------------------------------------------------------
Superior Consumer               - Successful Marketing Approach Focused on
Strategy                          Customer Acquisition and Cross-Selling
---------------------------------------------------------------------------

Expand Commercial               - Small- to Mid-Size Businesses
Banking

Strong Financial                - Continuing Strong Profitability
Condition                       - High Quality Balance Sheet

Demonstrated Track              - History of Successful Growth Through
Record                            Acquisitions
                                - Stock Market Outperformance

Washington Mutual, Inc.                                                       18
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
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Superior Consumer Strategy
-----------------------------------------------------------------------

Customer Acquisition/Cross-Selling Strategy

                      --------------------------------------------------
Strategies              - Offer Competitive Consumer-Oriented Products

                        - Employ Aggressive Marketing Techniques

                        - Increase Customer Contact Through Multiple
                          Delivery Channels

                        - Cross-Sell Customers
                      --------------------------------------------------

                                           [ARROW]

                      --------------------------------------------------
Results                 - Increase in Households Served

                        - Increase in Checking Accounts

                        - Increase in Fee Income

                        - Increase in Consumer Loan Originations
                      --------------------------------------------------

Washington Mutual, Inc.                                                       19
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--------------------------------------------------------------------------------

Superior Consumer Strategy
-----------------------------------------------------------------------

ASB Product Opportunities


     Loan                   Deposit                       Nonbanking
   Products                Products                        Products
   --------                --------                        --------

- Home Equity           - Checking                      - Mutual Funds

- Manufactured          - Money Market                  - Annuities
  Housing

- Construction                                          - Securities
                                                          Brokerage
- Auto

Washington Mutual, Inc.                                                      20
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
SUPERIOR CONSUMER STRATEGY
--------------------------
Households Served


                                 [BAR GRAPH]

                 WAMU            ASB             TOTAL
                -------         -------         ---------
1994            652,643         544,602         1,197,245
1995            737,257         585,420         1,322,677
1996            830,425         592,916         1,423,341
3/31/97         909,541         611,062         1,520,603

       -------------------------           ----------------------
       CAGR based on Y/E '93               % chg 1/1/97 - 3/31/97
       (WAMU - 623,076/ASB -
       547,326) through Y/E '96
       WAMU: 10.0% ASB: 2.7%               WAMU: 9.5% ASB: 3.1%
       -------------------------           ----------------------

Washington Mutual, Inc.                                        21
-----------------------------------------------------------------



SUPERIOR CONSUMER STRATEGY
--------------------------
Retail Checking Accounts


                                 [BAR GRAPH]

                 WAMU            ASB             TOTAL
                -------         -------         ---------
1994            393,845         186,949          580,794
1995            489,047         231,922          720,969
1996            608,365         237,617          845,982
3/31/97         651,474         268,932          920,406

       -------------------------           ----------------------
       CAGR based on Y/E '93               % chg 1/1/97 - 3/3/97
       (WAMU - 329,978/ASB -
       197,552) through Y/E '96
       WAMU: 22.6% ASB: 6.3%               WAMU: 7.1% ASB: 13.2%
       -------------------------           ----------------------

Washington Mutual, Inc.                                        22
-----------------------------------------------------------------

SUPERIOR CONSUMER STRATEGY
--------------------------
Depositor Fee Income
(Dollars in Millions)


                                  [BAR GRAPH]


                                   WAMU     ASB     TOTAL
                                  ------   ------   ------
                     1994          $28.5    $16.8   $ 45.3
                     1995           57.5     21.5     79.0
                     1996           79.0     23.6    102.6
                     3/31/96        16.8      5.7     22.5
                     3/31/97        22.6      6.0     28.6

            -------------------------      -------------------------
            CAGR based on Y/E '93          % chg  1/1/97 - 3/31/97
            (22.3% - WAMU - 22.3%/ASB
            - 17.6%) through Y/E '96
            WAMU:   52.4%                  WAMU:  34.5%
            ASB:    10.3%                  ASB:   5.3%
            -------------------------      -------------------------

Washington Mutual, Inc.                                           23
--------------------------------------------------------------------

SUPERIOR CONSUMER STRATEGY
--------------------------
Total Loan Originations - WAMU/GWF Pro Forma
(Dollars in Billions)


                                  [BAR GRAPH]

                                   WAMU     GWF     TOTAL
                                  ------   ------   ------
                     1994          $ 9.3   $10.2    $ 19.5
                     1995            9.4     9.7      19.1
                     1996           13.6     8.5      22.1
                     3/31/96         3.0     1.7       4.7
                     3/31/97         3.4     2.2       5.6

Loan originations less REO transferes, prepayments and paydowns.


Washington Mutual, Inc.                                           24
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
SUPERIOR CONSUMER STRATEGY
--------------------------
Net Originations - WAMU/GWF Pro Forma
(Dollars in Billions)



                                  [BAR GRAPH]

                                   WAMU     GWF     TOTAL
                                  ------   ------   ------
                     1994          $5.6     $3.8    $ 9.4
                     1995           6.5      4.5     11.0
                     1996           9.2      2.2     11.4
                     3/31/96        1.8      0.4      2.2
                     3/31/97        2.1      0.9      3.0

Net originations are not reduced for loans sold.


Washington Mutual, Inc.                                           25
--------------------------------------------------------------------

SUPERIOR CONSUMER STRATEGY
--------------------------
Consumer Lending(a)
(Dollars in Millions)


                                  [BAR GRAPH]

                                    WAMU      ASB      TOTAL
                                  --------   ------   --------
                     1994         $  997.8   $111.6   $1,109.4
                     1995            967.7    150.6    1,118.3
                     1996          1,268.3    141.5    1,409.8
                     3/31/96         237.4     36.2      273.6
                     3/31/97         333.1     36.7      369.8

            -------------------------      ----------------------
            CAGR  12/31/94 - 12/31/96      % chg 1/1/97 - 3/31/97
            WAMU: 12.7%    ASB: 12.6%        WAMU: 40.3%  ASB: 1.4%


(a) Consumer loan originations, not including SFR.


Washington Mutual, Inc.                                           26
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
 -------------------------------------------------------------------
 INVESTMENT STRENGTHS
 -------------------------------------------------------------------
 Market Presence        o  Locations in 9 Western States
                        o  Meaningful Market Position in WA, OR, UT
                           and CA

 Superior Consumer      o  Successful Marketing Approach Focused on
 Strategy                  Customer Acquisition and Cross-Selling
 -------------------------------------------------------------------
 Expand Commercial      o  Small-to Mid-Size Businesses
 Bank
 -------------------------------------------------------------------

 Strong Financial       o  Continuing Strong Profitability
 Condition              o  High Quality Balance Sheet

 Demonstrated Track     o  History of Successful Growth Through
 Record                    Acquisitions
                        o  Stock Market Outperformance

 Washington Mutual, Inc.                                          27
 -------------------------------------------------------------------


 -------------------------------------------------------------------
 COMMERCIAL BANKING
 -------------------------------------------------------------------
 Higher Margin Business

        o  Western Bank Division of WMB (WA & OR)
           --Separate Branding Strategy
           --Experienced Commercial Banking Staff

        o  50 Full-Service Offices/11 Business Banking Centers

        o  Combined Assets - $1.11 Billion

        o  Average ROA - 1.26%


                YTD 3/31/97


 Washington Mutual, Inc.                                          28
 -------------------------------------------------------------------

 -------------------------------------------------------------------
 INVESTMENT STRENGTHS
 -------------------------------------------------------------------
 Market Presence        o  Locations in 9 Western States
                        o  Meaningful Market Position in WA, OR, UT
                           and CA

 Superior Consumer      o  Successful Marketing Approach Focused on
 Strategy                  Customer Acquisition and Cross-Selling

 Expand Commercial      o  Small-to Mid-Size Businesses
 Bank

 -------------------------------------------------------------------
 Strong Financial       o  Continuing Strong Profitability
 Condition              o  High Quality Balance Sheet
 -------------------------------------------------------------------


 Demonstrated Track     o  History of Successful Growth Through
 Record                    Acquisitions
                        o  Stock Market Outperformance
 -------------------------------------------------------------------

 Washington Mutual, Inc.                                          29
 -------------------------------------------------------------------


 -------------------------------------------------------------------
 CONTINUED PROFITABILITY
 -------------------------------------------------------------------
 Net Income


                                 [BAR GRAPH]

                NET INCOME
                (Dollars  in Millions)          ROAA
                ----------------------          ----
1994            $240.3                          0.69%
1995            $289.9                          0.73%
1996            $408.8(a)                       0.95%(a)
                $114.3(b)                       0.27%(b)
3/31/96         $ 88.8                          0.85%
3/31/97         $114.1                          1.01%


(a)  Excludes SAIF assessment and transaction-related expenses
(b)  Includes SAIF assessment and transaction-related expenses

Washington Mutual, Inc.                                           30
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
CONTINUED PROFITABILITY

Net Interest Income

                                  [BAR GRAPH]

                 (Dollars in Millions)

1994                  $  960.1
1995                     992.7
1996                   1,191.0
3/31/96                  287.0
3/31/97                  317.0

Washington Mutual, Inc.                                                 31
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                                  [LINE GRAPH]

CONTINUED PROFITABILITY

Net Interest Margin

                WAMU            COMBINED                ASB*
                ----            --------                ----
Q4 '95          3.19%             2.79%                 2.36%
Q1 '96          3.26              2.89                  2.48
Q2 '96          3.35              2.94                  2.50
Q3 '96          3.30              2.83                  2.26
Q4 '96          3.55              2.91                  2.26
Q1 '97          3.55              2.88                  2.40


*Formerly Keystone Holdings, Inc. through 12/31/96

Washington Mutual, Inc.                                                 32
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
CONTINUED PROFITABILITY

Operating Efficiency

                                  [BAR GRAPH]


                   OPERATING EXPENSES           OPERATING
                   (Dollars in Millions)      EFFICIENCY RATIO
                   ---------------------      ----------------
1994                    $695.5                    58.9%
1995                    $700.5                    58.3%
1996                    $743.0(a)                 51.2%(a)
                      $1,025.3(b)                 70.7%(b)
3/31/96                 $181.1                    52.6%
3/31/97                 $192.6                    49.1%

(a) Excludes SAIF assessment and transaction-related expenses
(b) Includes SAIF assessment and transaction-related expenses


Washington Mutual, Inc.                                                 33
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CONTINUED PROFITABILITY

Nonperforming Assets

(Dollars in Millions)

                                  [BAR GRAPH]


                         NPAs                   NPAs/ASSETS
                         ----                   -----------
1994                    $418.7                     1.12%
1995                    $338.9                     0.81%
1996                    $329.5                     0.74%
3/31/9                  $334.6                     0.73%

Washington Mutual, Inc.                                                 34
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
CONTINUED PROFITABILITY

Reserve for Loan Losses

                                 [BAR GRAPH]
                                                RESERVES/
                        DOLLARS                   NPAs,
                        (Dollars in Millions)   LESS REO
                        -------                 ---------
1994                    $245.0                    87.2%
1995                    $235.3                   110.0%
1996                    $363.4                   160.5%
3/31/97                 $367.2                   152.9%

Washington Mutual, Inc.                                                 35
--------------------------------------------------------------------------



INVESTMENT STRENGTHS

Market Presence         o  Locations in 9 Western States
                        o  Meaningful Market Position in WA, OR, UT and CA

Superior Consumer       o  Successful Marketing Approach Focused on
Strategy                   Customer Acquisition and Cross-Selling

Expand Commercial       o  Small- to Mid-Size Businesses
Banking

Strong Financial        o  Continuing Strong Profitability
Condition               o  High Quality Balance Sheet

Demonstrated Track      o  History of Successful Growth Through Acquisitions
Record                  o  Stock Market Outperformance



Washington Mutual, Inc.                                                 36
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
SUCCESSFUL GROWTH THROUGH ACQUISITIONS

                                            Assets
Acquired        Institution             (In Millions)      Branches
--------        -----------             -------------      --------
1988-92         10 Acquisitions           $ 2,041.2            84
1993            Pioneer(a)                    926.5            17
1993            Pacific First               5,861.3           129
1994            Far West                       42.2(b)          3
1994            Summit(a)                     188.1             4
1995            Olympus(a)                    391.4            11
1995            Enterprise(a)(c)              153.8             1
1996            Western(a)(c)                 776.3            42
1996            Utah Federal(a)               122.6             5
1996            American(a)                21,915.8           221
1997(d)         United Western                414.9(e)          9
                                          ---------           ---
                                          $32,235.3           526

(a) Pooling transaction
(b) Branch acquisition only
(c) Commercial bank
(d) Acquisition closed 1/15/97
(e) As of 9/30/96


Washington Mutual, Inc.                                                 37
--------------------------------------------------------------------------


SUCCESSFUL GROWTH THROUGH ACQUISITIONS

 [MAP OF WESTERN UNITED STATES              [MAP OF WESTERN UNITED STATES
 HIGHLIGHTING ONLY WASHINGTON STATE]        HIGHLIGHTING NINE WESTERN STATES]

1987(a)                                 3/31/97(b)
---------------------------------       ---------------------------------------
Assets                  $  5.7 bn       Assets                         $46.1 bn
Loans                      3.0 bn       Loans                           32.2 bn
Deposits                   3.5 bn       Deposits                        24.3 bn
Equity                   316.9 mm       Equity                           2.4 bn
Stock Price             $  6.28         Stock Price                    $48.31
Market Cap               211.9 mm       Market Cap                       5.7 bn
---------------------------------       ---------------------------------------

(a) As of and for the latest twelve months ended 12/31/87
(b) As of and for the latest three months ended 3/31/97


Washington Mutual, Inc.                                                 38
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
STOCK MARKET OUTPERFORMANCE
---------------------------
Valuation Summary

                  Average Annual Return(a)   WAMU     S&P 500
                  ------------------------   -----    -------
                    5 Years                  30.76%    16.39%
                   10 Years                  20.67     13.34

                  Present Valuation(b)           3/31/97
                  --------------------       ----------------
                   Price/Book                 2.47x      2.49x
                   Price/EPS                 12.99 (c)  19.61
                   Dividend Yield             2.15%(d)   2.01%

(a)  Period ending 3/31/97; assumes reinvestment of dividends
(b)  Reflects 3/31/97 stock price at $48.31
(c)  EPS calculated on a fully diluted basis
(d)  Represents dividends declared 4/15/97 to price at 3/31/97

Sources: Bloomberg (total returns): Barron's

Washington Mutual, Inc.                                     39
--------------------------------------------------------------


STOCK MARKET OUTPERFORMANCE
---------------------------
Closing Price of WAMU Stock*

              [LINE GRAPH]


1986              $ 7.00
1987                6.00
1988                6.00
1989                8.00
1990                5.00
1991               15.00
1992               22.00
1993               24.00
1994               16.88
1995               27.88
Q196               29.75
Q296               29.875
Q396               37.25
Q496               43.313
3/31/97            48.31

* Prices adjusted for 50% stock dividends in Q3'86, Q3'87, Q1'92 and Q3'93

Washington Mutual, Inc.                                     40
--------------------------------------------------------------

STOCK MARKET OUTPERFORMANCE
---------------------------
Dividends Paid to Shareholders

PER SHARE
                                  [LINE GRAPH]


'86     $.10
'87      .13
'88      .16
'89      .16
'90      .19
'91      .23
'92      .33
'93      .50
'94      .77
'95      .77
'96      .90

Q2'97*  1.04

*Quarterly amounts are annualized
Adjusted for Q3'86, Q3'87, Q1'92 and Q3'93 50% stock dividends     CAGR: 22.8%

Washington Mutual, Inc.                                     41
--------------------------------------------------------------


STOCK MARKET OUTPERFORMANCE
---------------------------
Cumulative Total Return Comparison
(Assumes reinvestment of dividends)

              WAMU           S&P         S&P FINANCIAL INDEX
            ---------      -------       -------------------
*3/83       $  100.00      $100.00             $100.00
12/83          106.00       111.35               99.18
12/84           92.99       118.78              108.49
12/85          137.02       155.70              154.64
12/86          281.20       184.69              167.02
12/87          263.99       194.26              139.02
12/88          268.61       226.31              164.23
12/89          365.43       297.80              217.79
12/90          245.10       288.51              171.14
12/91          698.89       376.04              257.65
12/92        1,066.19       404.66              317.68
12/93        1,172.34       445.45              352.94
12/94          848.84       451.33              340.45
12/95        1,505.11       620.93              524.37
12/96        2,318.92       763.50              708.78
3/31/97      2,598.52       783.97              740.87

*$100 Invested 3/83

Washington Mutual, Inc.                                     42
--------------------------------------------------------------

STOCK MARKET OUTPERFORMANCE
---------------------------
Total Annual Return Peer Comparison  4/1/90 - 3/31/97

              Percentage
              ----------
WAMU            34.8%
NOB             28.6%
CCI             28.2%
WFC             26.1%
BAC             23.9%
USBC            23.8%
KEY             22.4%
NB              20.4%
GWF             19.3%
ONE             16.7%
AHM             16.1%
SPX             15.3%
GDW             13.5%
WFSL            12.6%

Source: Bloomberg
Washington Mutual, Inc.                                     43
--------------------------------------------------------------

        Washington Mutual, Inc. ("Washington Mutual") and certain other persons named below may be deemed to be participants in the solicitation of proxies in connection with the merger of Great Western Financial Corporation ("Great Western") and a wholly-owned subsidiary of Washington Mutual pursuant to which each outstanding share of Great Western common stock would be converted into
0.9 shares of Washington Mutual common stock (the "Merger"). The participants in this solicitation may include the directors of Washington Mutual (Douglas P. Beighle, David Bonderman, J. Taylor Crandall, Roger H. Eigsti, John W. Ellis, Daniel J. Evans, Anne V. Farrell, William P. Gerberding, Kerry K. Killinger, Samuel B. McKinney, Michael K. Murphy, William G. Reed, Jr., and James H. Stever); the following executive officers of Washington Mutual: Craig S. Davis, Steven P. Freimuth, Lee D. Lannoye, William A. Longbrake, Deanna W. Oppenheimer, Craig E. Tall and S. Liane Wilson; and the following other members of management of Washington Mutual: Karen Christensen, JoAnn DeGrande, William Ehrlich, James B. Fitzgerald, Marc R. Kittner and Douglas G. Wisdorf (collectively, the "Washington Mutual Participants"). As of the date of this communication, David Bonderman, J. Taylor Crandall and Kerry K. Killinger beneficially owned 1,894,141 shares, 6,549,755 shares and 1,044,224 shares of Washington Mutual common stock, respectively. The remaining Washington Mutual Participants do not beneficially own, individually or in the aggregate, in excess of 1% of Washington Mutual's equity securities.

        Other participants in the solicitation include Great Western and may include the directors of Great Western (James F. Montgomery, John F. Maher,
Dr. David Alexander, H. Frederick Christie, Stephen E. Frank, John V. Giovenco, Firmin A. Gryp, Enrique Hernandez, Jr., Charles D. Miller, Dr. Alberta E. Siegel and Willis B. Wood, Jr.); the following executive officers of Great
Western: J. Lance Erikson, Carl F. Geuther, Michael M. Pappas, A. William Schenck III, Ray W. Sims, and Jaynie M. Studenmund; and the following other members of management of Great Western: Stephen F. Adams, Bruce F. Antenberg, Barry R. Barkley, Ian D. Campbell, Charles Coleman, Allen D. Meadows, and John
A. Trotter (collectively, the "Great Western Participants"). As of the date of this communication, James F. Montgomery and John F. Maher beneficially owned 680,488 shares and 611,762 shares of Great Western common stock, respectively (including shares subject to stock options exercisable within 60 days). The remaining Great Western Participants do not beneficially own, individually or in the aggregate, in excess of 1% of Great Western's equity securities.

        Washington Mutual has retained Lehman Brothers Inc. ("Lehman Brothers") to act as its financial advisor in connection with the Merger for which it received and may receive substantial fees as well as reimbursement of reasonable out-of-pocket expenses. In addition, Washington Mutual has agreed to indemnify Lehman Brothers and certain persons related to it against certain liabilities, including certain liabilities under the federal securities laws, arising out of its engagement. Lehman Brothers is an investment banking firm that provides a full range of financial services for institutional and individual clients. Lehman Brothers does not admit that it or any of its directors, officers or employees is a "participant" as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended, in the proxy solicitation, or that Schedule 14A requires the disclosure of certain information concerning Lehman Brothers. In connection with Lehman Brothers' role as financial advisor to Washington Mutual, Lehman Brothers and the following investment banking employees of Lehman Brothers may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of Washington Mutual and Great Western: Steven B. Wolitzer, Philip R. Erlanger, Sanjiv Sobti, David J. Kim, Craig P. Sweeney and Daniel A. Trznadel. In the normal course of its business Lehman Brothers regularly buys and sells securities issued by Washington Mutual and its affiliates ("Washington Mutual Securities") and Great Western and its affiliates ("Great Western Securities") for its own account and for the account of its customers, which transactions may result from time to time in Lehman Brothers and its associates having a net "long" or net "short" position in Washington Mutual Securities, Great Western Securities, or option contracts or other derivatives in or relating to Washington Mutual Securities or Great Western Securities. As of April 21, 1997, Lehman Brothers had positions in Washington Mutual Securities and Great Western Securities as principal as follows: (i) net "short" 224 of Washington Mutual's common shares; (ii) net "long" 27,434 shares of Washington Mutual's 9.12% preferred stock; (iii) net "long" 124,964 shares of Washington Mutual's 7.60% preferred stock; (iv) net "short" 8,291 of Great Western's common shares; and (v) net "long" 160,000 shares of Great Western's 8.30% preferred stock.

        Great Western has retained Goldman, Sachs & Co. ("Goldman Sachs") and Merrill Lynch & Co. ("Merrill Lynch") to act as its financial advisors in connection with the Merger, as well as the merger proposal by H.F. Ahmanson & Company, for which they received and may receive substantial fees, as well as reimbursement of reasonable out-of-pocket expenses. In addition, Great Western has agreed to indemnify Goldman Sachs and Merrill Lynch and certain persons related to them against certain liabilities, including certain liabilities under the federal securities laws, arising out of their engagement. Each of Goldman Sachs and Merrill Lynch is an investment banking firm that provides a full range of financial services for institutional and individual clients. Neither Goldman Sachs nor Merrill Lynch admits that it or any of its directors, officers or employees is a "participant" as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended, in the proxy solicitation, or that Schedule 14A requires the disclosure of certain information concerning Goldman Sachs and Merrill Lynch. In connection with Goldman Sachs's role as financial advisor to Great Western, Goldman Sachs and the following investment banking employees of Goldman Sachs may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of Great Western: Herb Lurie, Louis S. Wolfe, Paul Wetzel, Frank V. McMahon, John Esposito, Christopher Del-Moral Niles and Kavita Gupta. In the normal course of their respective businesses Goldman Sachs and Merrill Lynch regularly buy and sell Great Western Securities and Washington Mutual Securities for its own account and for the accounts of its customers, which transactions may result from time to time in Goldman

Sachs and its associates and Merrill Lynch and its associates having a net "long" or net "short" position in Great Western Securities, Washington Mutual Securities, or option contracts or other derivatives in or relating to Great Western Securities or Washington Mutual Securities.

        As of April 21, 1997, Goldman Sachs had positions in Great Western Securities and Washington Mutual Securities as principal as follows: (i) net "long" 9,173 of Great Western's common shares; (ii) net "long" $1 million of Great Western's deposit notes; and (iii) net "long" 1,098 of Washington Mutual's common shares. As of April 21, 1997, Merrill Lynch had positions in Great Western Securities and Washington Mutual Securities as principal as follows: (i) net "long" 7,126 of Great Western's common shares and (ii) net "long" 1,526 of Washington Mutual's common shares.